EXHIBIT 99.2


           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined financial statements present the condensed financial position of Cortland First and Oneida Valley as of September 30, 1998 assuming that the Merger had occurred as of September 30, 1998 and giving effect to the Merger by combining the results of operations of Cortland First and Oneida Valley for the years ended December 31, 1997, 1996 and 1995 and for the nine months ended September 30, 1998. Pro forma earnings per common share and weighted average common shares are based on an exchange ratio of 1.80.

     The unaudited pro forma condensed combined financial statements were prepared giving effect to the Merger on the pooling-of-interests accounting method. All adjustments necessary to arrive at a fair presentation of the combined financial condition and results of operations of Cortland First and Oneida Valley, in the opinion of the managements of the Registrant, have been included and are of a normal recurring nature. The data presented below do not reflect possible adjustments for expenses related to the Merger, or any potential cost savings or revenue enhancements resulting from the Merger. Accordingly, the financial condition and results of operations of the Registrant as of the effective date of the Merger and thereafter may be materially different from those reflected in the pro forma information below.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes thereto of Cortland First set forth in its Annual Report on Form 10-K for the year ended December 31, 1997 and of Oneida Valley set forth on Exhibit 99.1 hereto. The unaudited pro forma condensed combined financial statements are presented for informational purposes only. These statements are not necessarily indicative of the combined financial position and results of operations that would have occurred if the Merger had been consummated on December 31, 1997 or at the beginning of the periods or that may be attained in the future.


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
                     HISTORIAL AND PRO FORMA BALANCE SHEET


                                                                  At September 30, 1998
                                                         ----------------------------------------
                                                                Historical
                                                         -----------------------        Pro Forma
ASSETS                                                   Cortland         Oneida         Combined
                                                         ---------        ------        ---------
Cash and cash equivalents                                 $ 13,022       $ 13,376       $ 26,398
Investment securities                                       89,851         64,900       $154,751
Loans                                                      119,104        141,248       $260,352
 Less: Allowance for possible loan losses                    1,286          1,702          2,988
   Net loans                                               117,818        139,546       $257,364
Bank premises and equipment                                  3,268          4,996         $8,264
Other assets                                                 4,466          3,175         $7,641
                                                          --------       --------       --------
          TOTAL ASSETS                                    $228,425       $225,993       $454,418
                                                          ========       ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Deposits                                                  199,716        195,512        395,228
 Short-term borrowings                                           0          1,317          1,317
 Accrued taxes and other liabilities                         2,585          3,291          5,876
                                                          --------       --------       --------
          TOTAL LIABILITIES                                202,301        200,120        402.421

Stockholders' equity                                        26,124         25,873         51,997
                                                          --------       --------       --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $228,425       $225,993       $454,418
                                                          ========       ========       ========

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
                HISTORIAL AND PRO FORMA STATEMENT OF OPERATIONS


                                                          For the nine months ended September 30, 1998
                                                          --------------------------------------------
                                                                    Historical
                                                             ------------------------      Pro Forma
                                                             Cortland          Oneida       Combined
                                                             --------          ------      ---------
INTEREST INCOME
 Interest and fees on loans                                   $ 7,772         $ 9,166        $16,938
 Interest and dividends on investment securities                3,719           2,803          6,522
 Interest on federal funds sold and balances with banks           314             275            589
                                                            ---------         -------        -------
   Total interest income                                       11,805          12,244         24,049
                                                            ---------         -------        -------
INTEREST EXPENSE
 Interest on deposits                                           4,841           5,179         10,020
 Interest on short-term borrowings                                  0              82             82
                                                            ---------         -------        -------
  Total interest expense                                        4,841           5,261         10,102
                                                            ---------         -------        -------
  Net interest income                                           6,964           6,983         13,947
PROVISION FOR POSSIBLE
 LOAN LOSSES                                                      160             296            456
                                                            ---------         -------        -------
  Net interest income after provision
   for possible loan losses                                     6,804           6,687         13,491
                                                            ---------         -------        -------
OTHER OPERATING INCOME
 Trust Department income                                          315             244            559
 Service charges on deposit accounts                              621             645          1,266
 Investment securities gains/losses                                35              (9)            26
 Other operating income                                           425             705          1,130
                                                            ---------         -------        -------
  Total other operating income                                  1,396           1,585          2,981
                                                            ---------         -------        -------
Total operating income                                          8,200           8,272         16,472
                                                            ---------         -------        -------
OTHER OPERATING EXPENSE
 Salaries and employee benefits                                 3,279           3,303          6,582
 Supplies, advertising and communications expense                 554             499          1,053
 Occupancy of bank premises                                       395             465            860
 Computer and equipment expense                                   587             471          1,058
 Legal, audit and outside services                                766             771          1,537
 Other operating expenses                                         394             446            840
                                                            ---------         -------        -------
  Total other expenses                                          5,975           5,955         11,930
                                                            ---------         -------        -------
  Income before income taxes                                    2,225           2,317          4,542
APPLICABLE INCOME TAXES                                           563             714          1,277
                                                            ---------         -------        -------
  NET INCOME                                                  $ 1,662         $ 1,603        $ 3,265
                                                            =========         =======        =======
Net income per share - basic and diluted:
 Historical                                                   $  0.84         $  1.77
                                                            =========         =======
Pro forma at an exchange rate of 1.8 shares                                                  $  0.91
                                                                                             =======




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
                HISTORIAL AND PRO FORMA STATEMENT OF OPERATIONS


                                                          For the nine months ended September 30, 1997
                                                          --------------------------------------------
                                                                    Historical
                                                             ------------------------      Pro Forma
                                                             Cortland          Oneida       Combined
                                                             --------          ------      ---------
INTEREST INCOME
 Interest and fees on loans                                   $ 7,758         $ 8,804        $16,562
 Interest and dividends on investment securities                4,040           2,794          6,834
 Interest on federal funds sold and balances with banks           237             158            395
                                                              -------         -------        -------
   Total interest income                                       12,035          11,756         23,791
                                                              -------         -------        -------
INTEREST EXPENSE
 Interest on deposits                                           4,886           4,675          9,561
 Interest on short-term borrowings                                  0              37             37
                                                              -------         -------        -------
  Total interest expense                                        4,886           4,712          9,598
                                                              -------         -------        -------
  Net interest income                                           7,149           7,044         14,193
PROVISION FOR POSSIBLE
 LOAN LOSSES                                                      285             175            460
                                                              -------         -------        -------
  Net interest income after provision
   for possible loan losses                                     6,864           6,869         13,733
                                                              -------         -------        -------
OTHER OPERATING INCOME
 Trust Department income                                          287             201            488
 Service charges on deposit accounts                              490             645          1,135
 Investment securities gains/losses                               115               0            115
 Other operating income                                           412             641          1,053
                                                              -------         -------        -------
  Total other operating income                                  1,304           1,487          2,791
                                                              -------         -------        -------
OTHER OPERATING EXPENSE
 Salaries, wages and employee benefits                          3,017           3,227          6,244
 Supplies, advertising and communications expense                 482             505            987
 Occupancy expense of bank premises                               384             428            812
 computer and equipment expense                                   586             373            959
 legal, audit and outside services                                820             571          1,391
 other operating expenses                                         188             379            567
                                                              -------         -------        -------
  Total other expenses                                          5,477           5,483         10,960
                                                              -------         -------        -------
  Income before income taxes                                    2,691           2,873          5,564
APPLICABLE INCOME TAXES                                           717             985          1,702
                                                              -------         -------        -------
  NET INCOME                                                  $ 1,974         $ 1,888        $ 3,862
                                                              =======         =======        =======
Net income per share - basic and diluted:
 Historical                                                   $  0.99         $  2.02
                                                              =======         =======
Pro forma at an exchange rate of 1.8 shares                                                  $ 1.06
                                                                                             =======



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
                HISTORIAL AND PRO FORMA STATEMENT OF OPERATIONS


                                                             For the year ended December 31, 1997
                                                           ---------------------------------------
                                                                  Historical
                                                           ----------------------        Pro Forma
                                                           Cortland        Oneida         Combined
                                                           --------        ------        ---------
Interest income:
     Interest and fees on loans                             10,360         11,845         22,205
     Interest on investment securities                       5,356          3,736          9,092
     Interest on federal funds sold                            269            225            494
                                                            ------         ------         ------
Total interest income                                       15,985         15,806         31,791
                                                            ------         ------         ------
Interest expense:
     Interest on deposits                                    6,526          6,378         12,904
     Interest on short-term borrowings                           5             75             80
                                                            ------         ------         ------
Total interest expense                                       6,531          6,453         12,984
                                                            ------         ------         ------
Net interest income                                          9,454          9,353         18,807
Provision for possible loan losses                             390            235            625
                                                            ------         ------         ------
Net interest income after provision for loan
     losses                                                  9,064          9,118         18,182
                                                            ------         ------         ------
Other income:
     Trust department services                                 422            353            775
     Service charges on deposit accounts                       689            861          1,550
     Investment securities gains/losses                        115              0            115
     Other operating income                                    551            875          1,426
                                                            ------         ------         ------
Total other income                                           1,777          2,089          3,866
                                                            ------         ------         ------
Total operating income                                      10,841         11,207         22,048
                                                            ------         ------         ------
Other expenses:
     Salaries, wages and employee benefits                   3,909          4,297          8,206
     Supplies, advertising and communications
     expense                                                   689            678          1,367
     Occupancy expense of bank premises                        513            585          1,098
     Computer and equipment expense                            786            528          1,314
     Legal, audit and outside services                       1,083            774          1,857
     Other operating expenses                                  322            531            853
                                                            ------         ------         ------
Total other expenses                                         7,302          7,393         14,695
                                                            ------         ------         ------
Income before income taxes                                   3,539          3,814          7,353
Provision for income taxes                                     920          1,300          2,220
                                                            ------         ------         ------
Net income                                                  $2,619         $2,514         $5,133
                                                            ======         ======         ======
Net income per share - Basic and Diluted:
     Historical                                             $ 1.31         $ 2.72
                                                            ======         ======
     Pro forma at an exchange rate of 1.8 shares                                          $ 1.76
                                                                                          ======

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                HISTORIAL AND PRO FORMA STATEMENT OF OPERATIONS

                                                             For the year ended December 31, 1996
                                                           ---------------------------------------
                                                                 Historical
                                                           ----------------------       Pro Forma
                                                           Cortland        Oneida        Combined
                                                           ---------       ------       ---------
Interest income:
     Interest and fees on loans                             10,453         11,338         21,791
     Interest on investment securities                       4,700          3,845          8,545
     Interest on federal funds sold                            479            201            680
                                                            ------         ------         ------
Total interest income                                       15,632         15,384         31,016
                                                            ------         ------         ------
Interest expense:
     Interest on deposits                                    6,220          5,932         12,152
     Interest on short-term borrowings                           0             42             42
                                                            ------         ------         ------
Total interest expense                                       6,220          5,974         12,194
                                                            ------         ------         ------
Net interest income                                          9,412          9,410         18,822
Provision for possible loan losses                             283            350            633
                                                            ------         ------         ------
Net interest income after provision for loan
     losses                                                  9,129          9,060         18,189
                                                            ------         ------         ------
Other income:
     Trust department services                                 440            300            740
     Service charges on deposit accounts                       641            793          1,434
     Investment securities gains/losses                        (23)            (4)           (27)
     Other operating income                                    465            775          1,240
                                                            ------         ------         ------
Total other income                                           1,523          1,864          3,387
                                                            ------         ------         ------
Total operating income                                      10,652         10,924         21,576
                                                            ------         ------         ------
Other expenses:
     Salaries, wages and employee benefits                   3,625          4,070          7,695
     Supplies, advertising and communications
     expense                                                   600            662          1,262
     Occupancy expense of bank premises                        503            544          1,047
     Computer and equipment expense                            598            620          1,218
     Legal, audit and outside services                         967            667          1,634
     Other operating expenses                                  385            547            932
                                                            ------         ------         ------
Total other expenses                                         6,678          7,110         13,788
                                                            ------         ------         ------
Income before income taxes                                   3,974          3,814          7,788
Provision for income taxes                                   1,128          1,306          2,434
                                                            ------         ------         ------
Net income                                                  $2,846         $2,508         $5,354
                                                            ======         ======         ======
Net income per share - Basic and Diluted:
     Historical                                             $ 1.41         $ 2.63
                                                            ======         ======
     Pro forma at an exchange rate of 1.8 shares                                          $ 1.80
                                                                                          ======



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
                HISTORIAL AND PRO FORMA STATEMENT OF OPERATIONS


                                                             For the year ended December 31, 1995
                                                           ---------------------------------------
                                                                  Historical
                                                           ----------------------       Pro Forma
                                                           Cortland        Oneida        Combined
                                                           --------        ------       ---------
Interest income:
     Interest and fees on loans                             10,456         10,961         21,417
     Interest on investment securities                       4,311          4,028          8,339
     Interest on federal funds sold                            456            236            692
                                                            ------         ------         ------
Total interest income                                       15,223         15,225         30,448
                                                            ------         ------         ------
Interest expense:
     Interest on deposits                                    5,847          6,051         11,898
     Interest on short-term borrowings                           0            114            114
                                                            ------         ------         ------
Total interest expense                                       5,847          6,165         12,012
                                                            ------         ------         ------
Net interest income                                          9,376          9,060         18,436
Provision for possible loan losses                             300            175            475
                                                            ------         ------         ------
Net interest income after provision for loan
     losses                                                  9,076          8,885         17,961
                                                            ------         ------         ------
Other income:
     Trust department services                                 369            251            620
     Service charges on deposit accounts                       612            753          1,365
     Investment securities gains/losses                          0              6              6
     Other operating income                                    465            712          1,177
                                                            ------         ------         ------
Total other income                                           1,446          1,722          3,168
                                                            ------         ------         ------
Total operating income                                      10,522         10,607         21,129
                                                            ------         ------         ------
Other expenses:
     Salaries, wages and employee benefits                   3,695          3,848          7,543
     Supplies, advertising and communications
     expense                                                   567            629          1,196
     Occupancy expense of bank premises                        523            523          1,046
     Computer and equipment expense                            547            595          1,142
     Legal, audit and outside services                         867            672          1,539
     Other operating expenses                                  501            614          1,115
                                                            ------         ------         ------
Total other expenses                                         6,700          6,881         13,581
                                                            ------         ------         ------
Income before income taxes                                   3,822          3,726          7,548
Provision for income taxes                                   1,089          1,321          2,410
                                                            ------         ------         ------
Net income                                                  $2,733         $2,405         $5,138
                                                            ======         ======         ======
Net income per share - Basic and Diluted:
     Historical                                             $ 1.36         $ 2.49
                                                            ======         ======
     Pro forma at an exchange rate of 1.8 shares                                          $ 1.72
                                                                                          ======
